                                                                    EXHIBIT 99.1













                             GB FOODS CORPORATION

                         STOCKHOLDER RIGHTS AGREEMENT

                                 TABLE OF CONTENTS


                                                                      PAGE

SECTION 1.       CERTAIN DEFINITIONS...............................    1

SECTION 2.       APPOINTMENT OF RIGHTS AGENT.......................    6

SECTION 3.       ISSUE OF RIGHTS AND RIGHT CERTIFICATES............    7

SECTION 4.       FORM OF RIGHT CERTIFICATES........................    8

SECTION 5.       EXECUTION, COUNTERSIGNATURE AND REGISTRATION......    8

SECTION 6.       TRANSFER, SPLIT-UP, COMBINATION AND EXCHANGE OF
                 RIGHT CERTIFICATES; LOST, STOLEN, DESTROYED OR
                 MUTILATED RIGHT CERTIFICATES......................    9

SECTION 7.       EXERCISE OF RIGHTS; EXPIRATION DATE OF RIGHTS.....    9

SECTION 8.       CANCELLATION AND DESTRUCTION OF RIGHT CERTIFICATES   10

SECTION 9.       RESERVATION AND AVAILABILITY OF COMMON SHARES.....   11

SECTION 10.      COMMON SHARES RECORD DATE.........................   12

SECTION 11.      ADJUSTMENT OF PURCHASE PRICE; NUMBER AND KIND OF
                 SHARES AND NUMBER OF RIGHTS.......................   12

SECTION 12.      CERTIFICATE OF ADJUSTMENT.........................   18

SECTION 13.      ADDITIONAL COVENANTS..............................   19

SECTION 14.      FRACTIONAL RIGHTS AND FRACTIONAL SHARES...........   19

SECTION 15.      RIGHTS OF ACTION..................................   20

SECTION 16.      TRANSFER AND OWNERSHIP OF RIGHTS AND RIGHT
                 CERTIFICATES......................................   20

SECTION 17.      RIGHT CERTIFICATE HOLDER NOT DEEMED A
                 SHAREHOLDER.......................................   20

SECTION 18.      CONCERNING THE RIGHTS AGENT.......................   20


                                                                        PAGE

SECTION 19.      MERGER OR CONSOLIDATION OR CHANGE OF RIGHTS AGENT...    21

SECTION 20.      DUTIES OF RIGHTS AGENT..............................    21

SECTION 21.      CHANGE OF RIGHTS AGENT..............................    23

SECTION 22.      ISSUANCE OF ADDITIONAL RIGHTS AND RIGHT CERTIFICATES    24

SECTION 23.      REDEMPTION AND TERMINATION..........................    24

SECTION 24.      NOTICES.............................................    25

SECTION 25.      SUPPLEMENTS AND AMENDMENTS..........................    26

SECTION 26.      SUCCESSORS..........................................    26

SECTION 27.      BENEFITS OF THIS RIGHTS AGREEMENT;
                 DETERMINATIONS AND ACTIONS BY THE COMPANY'S
                 BOARD OF DIRECTORS..................................    27

SECTION 28.      SEVERABILITY; CONFLICT WITH OTHER AGREEMENTS........    27

SECTION 29.      GOVERNING LAW.......................................    27

SECTION 30.      DESCRIPTIVE HEADINGS................................    27

EXHIBIT A.       ....................................................   A-1

EXHIBIT B.       ....................................................   B-1

                              GB FOODS CORPORATION

                          STOCKHOLDER RIGHTS AGREEMENT


     THIS STOCKHOLDER RIGHTS AGREEMENT is dated as of July 9, 1996 and is between GB Foods Corporation, a Delaware corporation (the "Company"), and American Securities Transfer Incorporated, as Rights Agent (the "Rights Agent").

     The Board of Directors of the Company has authorized and declared a dividend of one Right (as hereinafter defined) for each share of Common Stock, $.08 par value of the Company (the "Common Stock") outstanding at the Close of Business (as hereinafter defined) on August 1, 1996 (the "Record Date") and has authorized the issuance of one Right (as such number may hereafter be adjusted pursuant to the provisions of this Rights Agreement) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date or the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the earlier of the Redemption Date or the Expiration Date in accordance with the provisions of Section 22. Each Right shall initially represent the right to purchase one Common Share.

     Accordingly, in consideration of the premises and the mutual agreements set forth in this Rights Agreement, the Company and the Rights Agent hereby agree as follows:

SECTION 1.  CERTAIN DEFINITIONS

     For purposes of this Rights Agreement, the following terms have the meanings indicated:

     "Acquiring Person" shall mean any Person which, alone or together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the Common Shares then outstanding, but shall not include (a) an Exempt Person (as such term is hereinafter defined) or (b) any such Person who has become such a Beneficial Owner solely because (i) of a change in the aggregate number of Common Shares outstanding since the last date on which such Person acquired Beneficial ownership of any Common Shares or (ii) it acquired such Beneficial Ownership in the good-faith belief that such acquisition would not (y) cause such Beneficial Ownership to exceed 15% of the Common Shares then outstanding and such Person relied in good faith in computing the percentage of its Beneficial ownership on publicly filed reports or documents of the Company that are inaccurate or (z) otherwise cause a Distribution Date or the adjustment provided for in Section 11(b) to occur. Notwithstanding clause (b) of the prior sentence, if any Person that is not an Acquiring Person due to such clause (b) does not reduce its percentage of Beneficial Ownership of Common Shares to below 15% by the Close of Business on the fifth Business Day after notice from the Company (the date of notice being the first day) that such Person's Beneficial Ownership of Common Stock so exceeds 15%, such Person shall, at the end of such five Business Day period, become an Acquiring Person (and such clause (b) shall no longer apply to such Person). For purposes of this definition, the determination whether any Person acted in "good faith" shall be conclusively determined by the Company's Board of Directors, acting by a vote of those directors of the Company whose approval would be required to redeem the Rights under Section 23.

     "Affiliate" and "Associate" when used with reference to any Person, shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Rights Agreement.

     A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own" and shall be deemed to have "Beneficial ownership" of, any securities:

          (a) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire within 60 days of such time pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment or exchange;

          (b) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (b) as a result of an agreement, arrangement or understanding to vote such security
     (1) arising solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Exchange Act and the applicable rules and regulations thereunder, or (2) made in connection with the Exchange Act and the applicable rules and regulations thereunder, or (3) made in connection with, or to otherwise participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the applicable rules and regulations thereunder, whether or not such agreement, arrangement or understanding described in clause (1) or (2) above is also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

          (c) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliates or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (1) to subparagraph (b) of this definition) or disposing of any voting securities of the Company; provided, however, that nothing in this definition shall cause a person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

     "Book Value," when used with reference to Common Shares issued by any Person, shall mean the amount of such Person's equity applicable to each Common Share, determined (a) in accordance with generally accepted accounting principles in effect on the date as of which such Book Value is to be determined, (b) using all the consolidated assets and all the consolidated liabilities of such Person on the date as of which such Book Value is to be determined, except that no value shall be included in such assets for goodwill arising from consummation of a business combination, and (c) after given effect to (i) the exercise of all rights, options and warrants to purchase such Common Shares (other than the Rights), and the conversion of all securities convertible into such Common Shares, at an exercise or conversion price, per Common Share, that is less than such Book Value before giving effect to such exercise or conversion (whether or not exercisability or convertibility is conditioned upon occurrence of a future event), (ii) all dividends and other distributions on the capital stock of such Person declared prior to the date as of which such Book Value is to be determined and to be paid or made after such date, and (iii) any other agreement, arrangement or understanding (written or oral), or transaction or other action prior to the date as of which such Book Value is to be determined that would have the effect of thereafter reducing such Book Value.

     "Business Combination" shall have the meaning set forth in Section 11 (c)
     (i).

     "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the State of California are authorized or obligated by law or executive order to close.

     "Close of Business" on any given date shall mean 5:00 p.m., Pacific Daylight Time, on such date; provided, however, that if such date is not a Business Day, "Close of Business" shall mean 5:00 p.m., Pacific Daylight Time, on the next succeeding Business Day.

     "Common Shares," when used with reference to the Company prior to a Business Combination, shall mean the shares of Common Stock of the Company, $.08 par value, or any other shares of capital stock of the Company into which the Common Stock shall be reclassified or changed. "Common Shares," when used with reference to any Person (other than the Company prior to a Business Combination), shall, if used with reference to a corporation, mean shares of capital stock (or equity interest) of such Person with the greatest voting power of such other Person and, if used in reference to any other Person, means the equity interest in such Person with the greatest voting or managerial power with respect to the business and affairs of such Person.

     "Common Stock" shall have the meaning set forth in the introductory paragraph of this Rights Agreement.

     "Company" shall mean GB Foods Corporation, a Delaware corporation and its successors and if there is a Business Combination, "Company" shall have the meaning set forth in Section 11(d)(iii).

     The term "control" with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other Persons by or through stock ownership, agency or otherwise; and the term "controlling" and "controlled" shall have meanings correlative to the foregoing.

     "Continuing Director" shall mean any member of the Board of Directors of the Company, while such Person is a member of the Board of Directors of the Company, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a nominee or representative of an Acquiring Person or of any such Affiliate or Associate, if (i) such Person was a member of the Board of Directors of the Company prior to the date of this Agreement or (ii) such Person's nomination for election or election to the Board of Directors of the Company is recommended or approved by a majority of the then Continuing Directors.

     "Distribution Date" shall have the meaning set forth in Section 3(b).

     "Exempt Person" shall mean (i) the Company or any Subsidiary (as such term is hereinafter defined) of the Company, in each case including, without limitation, in its fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company, and (ii) any Grandfathered Person. A Grandfathered Person shall be:

          (i) William M. Theisen, his spouse and his children ( such persons collectively defined as the "Theisen Family Members");

          (ii) any trust previously established by a Theisen Family Member, any estate of, or the executor or administrator of any estate of, or any guardian or custodian for, a Theisen Family Member who dies after the date of this Agreement (such trusts, estates, executors, administrators or guardians or custodians collectively defined as the "Theisen Family Entities"), or any trust established after the date hereof by one or more Theisen Family Members or Theisen Family Entities, provided that one or more Theisen Family Members or Theisen Family Entities, collectively, are the beneficiaries of at least 80% of the actuarially-determined beneficial interests in such estate or trust;

          (iii) any charitable organization which qualifies as an exempt organization under Section 501(c) of the Internal Revenue Code of 1986, as amended ("Charitable Organization") which is established by one or more Theisen Family Members or Theisen Family Entities (a "Theisen Family Charitable Organization"); and

          (iv) any corporation, partnership or other entity of which at least 80% of the voting power and at least 80% of the equity interest is held, directly or indirectly, by or for the benefit of one or more Theisen Family Members, Theisen Family Entities, or Theisen Family Charitable Organizations;

          (v) any Person holding a warrant, option or right granted directly by the Company to such Person as of the Record Date exercisable for 1,000,000 or more Common Shares.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as in effect on the date in question, unless otherwise specifically provided in this Rights Agreement.

     "Exchange Consideration" shall have the meaning set forth in Section 11 (c)
(i).

     "Expiration Date" shall have the meaning set forth in Section 7(a).

     "Fully Diluted Basis" shall mean that, for purposes of calculating any Person's percentage ownership of the Common Shares, except as described below, all outstanding options or warrants to acquire Common Shares, or securities convertible or exchangeable into Common Shares, shall be assumed to be exercised, converted and exchanged into the Common Shares into which they, pursuant to their terms, may then or thereafter upon the passage of time be exercised, converted or exchanged. For purposes of determining the aggregate outstanding Common Shares, unexercised stock options, issued to employees or directors for compensatory purposes pursuant to an employee stock option or other stock incentive plan approved by a majority of the Continuing Directors of the Board of Directors, of the Common Shares shall not be deemed to have been exercised except that for purposes of determining the aggregate Common Shares held by such Person, all such stock options held by such Person shall be deemed to be exercised.

     "Group" shall mean any Group as defined by Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

     "Involuntary Acquisition" shall mean, with respect to any Person, the purchase or acquisition of beneficial ownership of Common Shares by such Person as a result of any stock split, dividend, distribution, rights offering by the Company or any Subsidiary of the Company, recapitalization of the Company, reclassification or other change in the terms of the Securities held by such Person, adjustment in the conversion or exchange ratio of any convertible or exchangeable security or exercise, conversion or exchange of any option, right, warrant or convertible or exchangeable security held by such Person.

     "Major Part," when used with reference to the assets of the Company and its Subsidiaries as of any date, shall mean assets (a) having a fair market value aggregating 50% or more of the total fair market value of all the assets of the Company and its Subsidiaries (taken as a whole) as of the date in question, (b) accounting for 50% or more of the total value (net of depreciation and amortization) of all the assets of the Company and its Subsidiaries (taken as a whole) as would be shown on a consolidated or combined balance sheet of the Company and its Subsidiaries as of the date in question, prepared in accordance with generally accepted accounting principles then in effect, or (c) accounting for 50% or more of the total amount of net income or revenues of the Company and its Subsidiaries (taken as a whole) as would be shown on a consolidated or combined statement of income of the Company and its Subsidiaries for the period of 12 months ending on the last day of the Company's monthly accounting period next preceding the date in question, prepared in accordance with generally accepted accounting principles then in effect.

     "Market Value," when used with reference to Common Shares on any date, shall mean the average of the daily closing prices, per share, of such Common Shares for the period that is the shorter of (a) 30 consecutive Trading Days immediately prior to the date in question and (b) the number of consecutive Trading Days beginning on the Trading Day immediately after the date of the first public announcement of the event requiring a determination of the Market Value and ending on the Trading Day immediately prior to the record date of such event; provided, however, that, in the event that the Market Value of such Common Shares is to be determined in whole or in part during a period following the announcement by the issuer of such Common Shares of any action of the type described in Section 11(a) that would require an adjustment thereunder, then, and in each such case, the Market Value of such Common Shares shall be appropriately adjusted to reflect the effect of such action on the market price of such Common Shares. The closing price for each Trading Day shall be the closing price quoted on the composite tape for securities listed on the New York Stock Exchange, or, if such securities are not listed on such exchange, on the principal United States securities exchange registered under the Exchange Act (or any recognized foreign stock exchange) on which such securities are listed or, if such securities are not listed on any such exchange, the average of the closing bid and asked quotations with respect to a share of such securities on the National Association of Securities Dealers, Inc. Automated Quotations System ("Nasdaq") or such other system then in use or, if no such quotations are available, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such securities selected by the Company's Board of Directors. If on any such Trading Day no market maker is making a market in such securities, the closing price of such securities on such Trading Day shall be deemed to be the fair value of such securities as determined in good faith by the Company's Board of Directors (whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent, the holders of Rights and all other Persons).

     "Person" shall mean an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Principal Party" shall mean the Surviving Person in a Business Combination; provided, however, that, if such Surviving Person is a direct or indirect Subsidiary of any other Person, "Principal Party" shall mean the Person which is the ultimate parent of such Surviving Person and which is not itself a Subsidiary of another Person. In the event ultimate control of such Surviving Person is shared by two or more Persons, "Principal Party" shall mean that Person which is immediately controlled by such two or more Persons.

     "Purchase Price" with respect to each Right shall mean $29.00, subject to adjustment as provided herein, and shall be payable in lawful money of the United States of America. All references herein to the Purchase Price shall mean the Purchase Price as in effect at the time in question.

     "Record Date" shall have the meaning set forth in the introductory paragraph of this Rights Agreement.

     "Redemption Date" shall have the meaning set forth in Section 23(a).

     "Redemption Price" with respect to each Right shall mean $.001, as such amount may from time to time be adjusted in accordance with Section 11. All references in this Rights Agreement to the Redemption Price shall mean the Redemption Price as in effect at the time in question.

     "Registered Common Shares" shall mean Common Shares that are, as of the date of consummation of a Business Combination, and have continuously been for the 12 months immediately preceding such date, registered under Section 12 of the Exchange Act.

     "Right Certificate" shall mean a certificate evidencing a Right in substantially the form attached to this Rights Agreement as Exhibit A.

     "Right" shall mean the right to purchase Common Shares (or other securities) as provided in this Rights Agreement.

     "Securities Act" shall mean the Securities Act of 1933, as in effect on the date in question, unless otherwise specifically provided in this Rights Agreement.

     "Subsidiary" shall mean a Person, at least a majority of the total outstanding voting power being the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election or directors of such Person (if such Person is a corporation) of which is owned, directly or indirectly, by another Person or by one or more other subsidiaries of such other Person or by such other Person or by one or more other Subsidiaries of such other Person.

     "Surviving Person" shall mean (a) the Person which is the continuing or surviving Person in a consolidation or merger specified in Section 11(d)(i)(A) or 11(d)(i)(B) or (b) the Person to which the Major Part of the assets of the Company and its Subsidiaries is sold, leased, exchange or otherwise transferred or disposed of in a transaction specified in Section 11(d)(i)(C); provided, however, that if the Major Part of the assets of the Person and its subsidiaries is sold, leased, exchanged or otherwise transferred or disposed of in one or more related transactions specified in Section 11(d)(i)(C) to more than one Person, the "Surviving Person" in such case shall mean the Person that acquired assets of the Company and/or its Subsidiaries with the greatest fair market value in such transaction or transactions.

     "Trading Day" shall mean a day on which the principal national securities exchange (or principal recognized foreign stock exchange, as the case may be) on which any securities or Rights, as the case may be, are listed or admitted to trading is open for the transaction of business or, if the securities or Rights in question are not listed or admitted to trading on any national securities exchange (or recognized foreign stock exchange, as the case may be), a Business Day.

SECTION 2.  APPOINTMENT OF RIGHTS AGENT

     The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who prior to the Distribution Date shall also be the holders of the Common Stock) in accordance with the terms and conditions of this Rights Agreement, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint one or more co-Rights Agents as it may deem necessary or desirable (the term "Rights Agent" being used in this Rights Agreement to refer, collectively, to the Rights Agent together with any such co-Rights Agents). In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company shall determine.

SECTION 3.  ISSUE OF RIGHTS AND RIGHT CERTIFICATES

     (a) One Right shall be associated with each Common Share outstanding on the Record Date, each additional Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Expiration Date and each additional Common Share with which Rights are issued after the Distribution Date but prior to the earlier of the Redemption Date and the Expiration Date as provided in Section 22; provided, however, that if the number of outstanding Rights are combined into a smaller number of outstanding Rights pursuant to Section 11(a) the appropriate fractional right determined pursuant to such Section shall thereafter be associated with each such Common Share.

     (b) Until the earlier of (i) the Close of Business on the tenth Business Day after the first date of public announcement (which shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that a Person has become an Acquiring Person and (ii) the Close of Business on the tenth Business Day (or such later date as may be designated by the Company's Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or first public disclosure of an intent to commence, a tender or exchange offer by any Person (other than an Exempt Person) for outstanding Common Shares, if upon consummation of such tender or exchange offer such Person could be the Beneficial Owner of 15% or more of the outstanding Common Shares (the Close of Business on the earlier of dates set forth in (i) and (ii) being the "Distribution Date"), (y) the Rights will be evidenced by the certificates for Common Shares registered in the names of the holders thereof and not by separate Right Certificates and (z) the Rights, including the right to receive Right Certificates, will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Rights Agent will send, by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate evidencing one whole Right for each Common Share (or for the number of Common Shares with which one whole Right is then associated if the number of Rights per Common Share held by such record holder has been adjusted in accordance with the proviso in Section 3(a)). If the number of Rights associated with each Common Share has been adjusted in accordance with the proviso in Section 3(a), at the time of distributing the Right Certificates the Company may make any necessary and appropriate rounding adjustments so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Right in accordance with Section 14(a). As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

     (c) On August 1, 1996, or as soon thereafter as practicable, the Company will send a copy of the Summary of Rights, attached as Exhibit B to this Agreement, by first-class, postage-prepaid mail, to each record holder of Common Shares of the Company as of the Close of Business on the Record Date, at the address of such holder shown on the stock transfer records of the Company. With respect to any certificate for Common Shares, until the earliest of the Distribution Date, the Redemption Date and the Expiration Date, the Rights associated with the Common Shares represented by any such certificate shall be evidenced by such certificate alone, the registered holders of the associated Rights and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

     (d) Certificates issued for Common Shares after the Record Date (including, without limitation, upon transfer or exchange of outstanding Common Shares), but prior to the earliest of the Distribution Date, the Redemption Date and the Expiration Date, shall have printed on, written on or otherwise affixed to them the following legend:

          This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the GB Foods Corporation Stockholder Rights Agreement dated as of July 9, 1996, as it may be amended from time to time (the "Rights Agreement"), between GB Foods Corporation ("GB Foods") and American Securities Transfer Incorporated, as Rights Agent (or between GB Foods and any successor Rights Agent under the Rights Agreement), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of GB Foods. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. GB Foods will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Rights beneficially owned by Acquiring Persons or their Affiliates or Associates (as such terms are defined in the Rights Agreement) and by any subsequent holder of such Rights are null and void and nontransferable.

Notwithstanding the requirements of this paragraph (d), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of Rights.

SECTION 4.  FORM OF RIGHT CERTIFICATES

     The Right Certificates (and the form of election to purchase and form of assignment to be printed on the reverse side thereof) shall be in substantially the form set forth as Exhibit A and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as we are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 7, 11 and 22, the Right Certificates, whenever issued, shall be dated as of the Distribution Date, and on their face shall entitle the holders thereof to purchase such number of Common Shares as shall be set forth therein for the Purchase Price set forth therein.

SECTION 5.  EXECUTION, COUNTERSIGNATURE AND REGISTRATION

     (a) The Right Certificates shall be executed on behalf of the Company by the Chairman and Chief Executive officer either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid or obligatory for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such an officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates may nevertheless by countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificate had not ceased to be such an officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of execution of such Right Certificate shall be a proper officer of the Company to sign such Right Certificate, although at the date of execution of this Rights Agreement any such person was not such an officer of the Company.

     (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office in Denver, Colorado, books for registration and transfer of the Right Certificates issued under this Rights Agreement. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced by each Right Certificate, the certificate number of each Right Certificate and the date of each Right Certificate.

SECTION 6. TRANSFER, SPLIT-UP, COMBINATION AND EXCHANGE OF RIGHT CERTIFICATES; LOST, STOLEN, DESTROYED OR MUTILATED RIGHT CERTIFICATES

     (a) Subject to the provisions of Sections 7(e) and 14, at any time after the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date and the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates representing, in the aggregate, the same number of Rights as the Right Certificate or the Right Certificates surrendered then represented. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchange at the principal office of the Rights Agent; provided, however, that neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any Right Certificate surrendered for transfer until the registered holder shall have completed and signed the certification contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identify of the Beneficial owner (or former Beneficial owner) or Affiliates or Associates thereof as the Company shall reasonable request. Thereupon the Rights Agent shall, subject to the provisions of Sections 7(a) and 14, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Right Certificates.

     (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate of like tenor and deliver such new Right Certificate to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

SECTION 7.  EXERCISE OF RIGHTS; EXPIRATION DATE OF RIGHTS

     (a) Subject to Section 7(e) and except as otherwise provided in this Rights Agreement (including but not limited to Section 11), each Right shall entitled the registered holder thereof, upon exercise thereof as provided in this Rights Agreement, to purchase for the Purchase Price, at any time after the Distribution Date and at or prior to the earlier of (i) the Close of Business on July 9, 2006 (the Close of Business on such date being the "Expiration Date"), and (ii) the Redemption Date, upon payment of the Purchase Price, one Common Share, subject to adjustment from time to time as provided in Section 11.

     (b) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided in this Rights Agreement) in whole or in part at any time after the Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent in Denver, Colorado, together with payment of the Purchase Price for the Common Shares as to which the Rights are exercised, at or prior to the earlier of (i) the Expiration Date and (ii) the Redemption Date.

     (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the Common Shares to be purchased together with an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in lawful money of the United States of America, in cash, certified check or money order payable to the order of the Company, equal to the Purchase Price of the Rights the holder elects to exercise, the Rights Agent shall thereupon (i) either (A) promptly requisition from any transfer agent of the Common Shares (or make available, if the Rights Agent is the transfer agent) certificates for the number of Common Shares to be purchased and the Company hereby irrevocably authorized its transfer agent to comply with all such requests or (B) if the Company shall have elected to deposit the Common Shares with a depositary agent under a depositary arrangement, promptly requisition from the depositary agent depositary receipts representing the number of Common Shares to be purchased (in which case certificates for the Common Shares to be represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with all such requests, (ii) when appropriate, promptly requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14,
(iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and (iv) when appropriate, after receipt promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

     (d) In case the registered holder of any Right Certificate shall exercise fewer than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14.

     (e) Notwithstanding anything in this Rights Agreement to the contrary, any Rights that are at any time beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person shall be null and void and nontransferable, and any holder of any such Right (including any purported transferee or subsequent holder) shall not have any right to exercise or transfer any such Right.

     (f) Notwithstanding anything in this Rights Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of any Right Certificates upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

SECTION 8.  CANCELLATION AND DESTRUCTION OF RIGHT CERTIFICATES

     All Right Certificates surrendered or presented for the purpose of exercise, transfer, split-up, combination or exchange shall, and any Right Certificate surrendered or presented for any purpose that represents Rights that have become null and void and nontransferable pursuant to Section 7(e) shall, if surrendered or presented to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered or presented to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the Company's written request, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

SECTION 9.  RESERVATION AND AVAILABILITY OF COMMON SHARES

     (a) The Company covenants and agrees that it will to reserve and that number of authorized and unissued Common Shares sufficient to permit the exercise in full of all outstanding Rights.

     (b) In the event that there shall not be sufficient authorized and unissued Common Shares to permit the exercise or exchange of Rights in accordance with
Section 11, the Company covenants and agrees that it will use its best efforts to have authorized additional Common Shares for issuance upon the exercise or exchange of Rights pursuant to Section 11.

     (c) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Common Shares delivered upon exercise or exchange of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to the payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable shares.

     (d) So long as the Common Shares issuable upon the exercise or exchange of Rights are to be listed on any national securities exchange or on Nasdaq, the Company covenants and agrees to use its best efforts to cause, from and after such time as the Rights become exercisable or exchangeable, all Common Shares reserved for such issuance to be listed on such securities exchange or on Nasdaq, upon official notice of issuance upon such exercise or exchange.

     (e) From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of Common Shares upon the exercise of Rights, to register and qualify such Common Shares under the Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

     (f) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of Right Certificates or of any Common Shares upon the exercise or exchange of Rights. The Company shall not, however, be required to pay any transfer tax that may be payable in respect of any transfer or delivery of Right Certificates to a Person other than or in respect of the issuance or delivery of certificates for the Common Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or exchange or to issue or deliver any certificates for Common Shares upon the exercise or exchange of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

SECTION 10.  COMMON SHARES RECORD DATE

     Each Person in whose name any certificate for Common Shares is issued upon the exercise or exchange of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date on which the Right Certificate evidencing such Rights was duly surrendered and payment of any Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date on which the Common Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Shares transfer books of the Company are open.

SECTION 11. ADJUSTMENT OF PURCHASE PRICE; NUMBER AND KIND OF SHARES AND NUMBER OF RIGHTS

     (a) In the event the Company shall at any time after the date of this Agreement (i) declare a dividend on the Common Shares payable in Common Shares,
(ii) subdivide the outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of Common Shares or (iv) issue any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Common Shares transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If the event that would require an adjustment under both this Section 11(a) and Section 11(b), the adjustment provided for in this Section 11(a) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(b).

     (b) Upon a Person becoming an Acquiring Person unless the event causing such Person to become an Acquiring Person is an event described in Section 11(d), then proper provision shall be made so that each holder of a Right (except as provided in Section 7(e)), shall thereafter have a right to receive, upon exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, such number of Common Shares as shall equal the result obtained by multiplying the Purchase Price by a fraction, the numerator of which is the number of Common Shares for which a Right is then exercisable and the denominator of which is 50% of the Market Value of the Common Shares on a date on which a Person becomes an Acquiring Person.

     (c) (i) The Company's Board of Directors may, at its option, at any time after a Person becomes an Acquiring Person, mandatorily exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that shall have become null and void and nontransferable pursuant to the provisions of Section 7(e)) for consideration per Right consisting of one-half of the securities that would be issuable at such time upon the exercise of one Right in accordance with Section 11(b) (the consideration issuable per Right pursuant to this Section 11(c)(i) being the "Exchange Consideration"). If the Company's Board of Directors elects to exchange all the rights for the Exchange Consideration pursuant to this Section 11(c)(i) prior to the physical distribution of the Right Certificates, the Company may distribute the Exchange Consideration in lieu of distributing Right Certificates, in which case for purposes of this Rights Agreement holders of Rights shall be deemed to have simultaneously received and surrendered for exchange Right Certificates on the date of such distribution.

          (ii) Any action of the Company's Board of Directors ordering the exchange of any Rights pursuant to Section 11(c)(i) shall be irrevocable and, immediately upon the taking of such action and without any further action and without any notice, the right to exercise any such Right pursuant to Section 11(b) shall terminate and the only right thereafter of a holder of such Right shall be to receive the Exchange Consideration in exchange for each such Right held by such holder or, if the Exchange Consideration shall not have been paid, to exercise any such Right pursuant to Section 11(d)(i). The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all holders of such Rights at their last addresses as they appear on the registry books of the Rights Agent. Any notice that is mailed in the manner provided in this Rights Agreement shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Rights for the Exchange Consideration will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that shall have become null and void and nontransferable pursuant to the provisions of Section 7(e)) held by each holder of Rights.

     (d) (i) In the event that, following a Distribution Date, directly or indirectly, any transactions specified in the following clause (A), (B) or (C) of this Section 11(d)(i) (each such transaction being a "Business Combination") shall be consummated:

               (A) the Company shall consolidate with, or merge with and into, any other Person),

               (B) any Person shall merge with and into the Company and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for capital stock or other securities of the Company or of any other Person or cash or any other property, or

               (C) the Company shall sell, lease, exchange or otherwise transfer or dispose of (or one or more of its Subsidiaries shall sell, lease, exchange or otherwise transfer or dispose of), in one or more transactions, the Major Part of the assets of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons, then, in each such case, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e), shall thereafter have the right to receive, upon the exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, the securities specified below (or, at such holder's option, if any Business Combination is consummated at any time after a Person becomes an Acquiring Person, the securities specified in Section 11(b)):

                   (1) If the Principal Party in such Business Combination has Registered Common Shares outstanding, each Right shall thereafter represent the right to receive, upon the exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, such number of Registered Common Shares or such Principal Party, free and clear of all liens, encumbrances or other adverse claims, as shall have an aggregate Market Value equal to the result obtained by multiplying the Purchase Price by two, or

                   (2) If the Principal Party in such Business Combination does not have Registered Common Shares outstanding, each Right shall thereafter represent the right to receive, upon the exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, at the election of the holder of such Right at the time of the exercise thereof, any of:

                   (x) such number of Common Shares of the Surviving Person in such Business Combination as shall have an aggregate Book Value immediately after giving effect to such

Business Combination equal to the result obtained by multiplying the Purchase Price by two;

                   (y) such number of Common Shares of the Principal Party in such Business Combination (if the Principal Party is not also the Surviving Person in such Business Combination) as shall have an aggregate Book Value immediately after giving effect to such Business Combination equal to the result obtained by multiplying the Purchase Price by two; or

                   (z) if the Principal Party in such Business Combination is an Affiliate of one or more Persons which has Registered Common Shares outstanding, such number of Registered Common Shares of whichever of such Affiliates of the Principal Party has Registered Common Shares with the greatest aggregate Market Value on the date of consummation of such Business Combination as shall have an aggregate Market Value on the date of such Business Combination equal to the result obtained by multiplying the Purchase Price by two.

          (ii) The Company shall not consummate any Business Combination unless the Company and each issuer of Common Shares for which Rights may be exercised, as set forth in this Section 11(d), shall have prior thereto executed and delivered to the Rights Agent a supplemental agreement providing for the assumption by such issuer of the obligations set forth in this Section 11(d) (including the obligation of such issuer to issue Common Shares upon the exercise of Rights in accordance with the terms set forth in Sections 11(d)(i) and 11(d)(ii)) and further providing that such issuer, at its own expense, will use its best efforts to:

          (A) prepare and file a registration statement under the Securities Act, on an appropriate form, with respect to the Rights and Common Shares of such issuer purchasable upon exercise of the Rights on an appropriate form and use its best efforts to cause such registration to become effective as soon as practicable after filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

          (B) qualify or register the Rights and the Common Shares of such issuer purchasable upon exercise of the Rights under the blue sky or securities laws of such jurisdictions as may be necessary or appropriate; and list the Rights and Common Shares of such issuer purchasable upon exercise of the Rights on each national securities exchange on which the Common Shares were listed prior to the consummation of the Business Combination or, if the Common Shares were not listed on a national securities exchange prior to the consummation of the Business Combination, on a national securities exchange or on Nasdaq;

                   (1) furnished to the Rights Agent a written opinion of independent counsel stating that such supplemental agreement is a valid, binding and enforceable agreement of such issuer, and

                   (2) filed with the Rights Agent a certificate of a nationally recognized firm of independent accountants setting forth the number of Common Shares of such issuer that may be purchased upon the exercise of each Right after the consummation of such Business Combination.

          (iii) After consummation of any Business Combination and subject to the provisions of Sections 11(d)(ii), (A) each issuer of Common Shares for which Rights may be exercised as set forth in this Section 11(d) shall be liable for, and shall assume, by virtue of such Business Combination, all the obligations and duties of the Company pursuant to this Rights Agreement, (b) the term Company shall thereafter be deemed to refer to such issuer, (C) each such issuer shall take such steps in connection with such consummation as may be necessary to ensure that the provisions of this Rights Agreement (including the provisions of Sections 11(b) and 11(c)) shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights, and (D) the number of Common Shares of each such issuer thereafter receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions of Section 11, and the provisions of Sections 7, 9 and 10 with respect to the Common Shares shall apply, as nearly as reasonably may be, on like terms to any such Common Shares.

     (e) In the event that the number of Common Shares that are authorized by the Company's Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with Section 11, the Company shall, to the extent permitted by applicable law and regulation, (a) determine the excess of (1) the value of Common Share issuable upon the exercise of a Right (the "Current Value") over (2) the Purchase Price (such excess is herein referred to as the "Spread"), and (B) with respect to each Right, make adequate provision to substitute for the Common Shares, upon the exercise of the Rights and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock that the Board of Directors of the Company has deemed to have the same value as Common Shares (such shares of preferred stock are herein referred to as "Common Share Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within 30 days following the later of (x) the date of the first occurrence of any Person becoming an Acquiring Person and (y) the date on which the Company's right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the "Trigger Date,") then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days after the Trigger Date, in order that the Company may seek Shareholder approval for the authorization of such additional shares (such period, as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this
Section 11(e), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(e), the value of the Common Shares shall be the Market Value per share of the Common Shares on the Trigger Date and the value of any Common Share Equivalent shall be deemed to have the same value as the Common Shares on such date.

     (f) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or shares having the same rights, privileges and preferences as the Common Shares ("equivalent common shares")) or securities convertible into Common Shares or equivalent common shares at a price per share of Common Shares or equivalent common shares (or having a conversion price per share, if a security convertible into Common Shares or equivalent common shares) less than the then current Market Value of the Common Shares on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares and equivalent common shares outstanding on such record date plus the number of Common Shares and equivalent common shares which the aggregate offering price of the total number of Common Shares and/or equivalent common shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of Common Shares and equivalent common shares outstanding on such record date plus the number of Common Shares and/or equivalent common shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the
                        --------  -------
consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Common Shares and equivalent common shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (g) In case the Company shall fix a record date for the making of a distribution to all holders of the Common Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Common Stock) or subscription rights or warrants (excluding those referred to in
Section 11(f) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current Market Value of the Common Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Common Share, and the denominator of which shall be such current Market Value of the Common Share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (h) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section
       --------  -------
11(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent of a Common Share or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(h), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.

     (i) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Common Shares, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Sections 11(a), 11(b), 11(d), 11(e), 11(f), 11(g) and 11(m) hereof, as applicable, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Common Stock shall apply on like terms to any such other shares.

     (j) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

     (k) Unless the Company shall have exercised its election as provided in
Section 11(l), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(f) and (g), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares (calculated to the nearest ten-thousandth) of Common Shares obtained by (i) multiplying (x) the number of shares of Common Stock covered by a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (l) The Company may elect on or after the date of any adjustment of the Purchase Price pursuant to Sections 11(a)(i), 11(f) or 11(g) hereof to adjust the number of Rights, in substitution for any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(l), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

     (m) Irrespective of any adjustment or change in the Purchase Price or the number of Common Shares issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of Common Shares which were expressed in the initial Right Certificates issued hereunder.

     (n) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the Common Shares or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Shares or other such shares at such adjusted Purchase Price.

     (o) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Common Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Common Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided,
                                                                --------
however, that the Company shall deliver to such holder a due bill or other
- -------
appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     (p) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Common Shares, issuance wholly for cash of any Common Shares at less than the current market price, issuance wholly for cash of Common Shares or securities which by their terms are convertible into or exchangeable for Common Shares, dividends on Common Shares payable in shares of Common Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(f), hereafter made by the Company to holders of its Common Shares shall not be taxable to such stockholders.

     (q) Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Rights Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of a dividend payable in Common Shares) into a greater or lesser number of Common Shares, then, in each such case, the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Share immediately prior to such event by a fraction the numerator of which shall be the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares outstanding immediately following the occurrence of such event.

     (r) The Company agrees that, after the earlier of the Distribution Date, it will not, except as permitted by Sections 11(c), 24 or 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

SECTION 12.  CERTIFICATE OF ADJUSTMENT

     Whenever an adjustment is made as provided herein, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustments, (b) promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares) in accordance with Section 24. The Rights Agent shall be fully protected is relying on any such certificate and on any adjustment therein contained.

SECTION 13.  ADDITIONAL COVENANTS

     (a) Notwithstanding any other provision of this Rights Agreement, no adjustment to the number of Common Shares (or fractions of a share) or other securities for which a Right is exercisable or the number of Rights outstanding or associated with each Common Share or any similar or other adjustment shall be made or be effective if such adjustment would have the effect of reducing or limiting the benefits the holders of the Rights would have had absent such adjustment, including, without limitation, the benefits under Section 11, unless the terms of this Rights Agreement are amended so as to preserve such benefits.

     (b) The Company covenants and agrees that, after the Distribution Date, except as permitted by Section 25, it will not take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will reduce or otherwise limit the benefits the holders of the Rights would have had absent such action, including, without limitation, the benefits under Section 11. Any action taken by the Company during any period after any Person becomes an Acquiring Person but prior to the Distribution Date shall be null and void unless such action could be taken under this Section 13(b) from and after the Distribution Date.

SECTION 14.  FRACTIONAL RIGHTS AND FRACTIONAL SHARES

     (a) The Company may, but shall not be required to, issue fractions of Rights or distribute Right Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company may pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights (as determined pursuant to the second and third sentences of the definition of Market Value contained in Section 1) for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

     (b) The Company may, but shall not be required to, issue fractions of Common Shares upon exercise of the Rights or distribute certificates that evidence fractional Common Shares. In lieu of fractional Common Shares, the Company may elect to (i) utilize a depository arrangement as provided by the terms of the Common Shares or (ii) in the case of a fraction of a Common Share, pay to the registered holders of Right Certificates at the time such Rights are exercised as provided in this Rights Agreement an amount in cash equal to the same fraction of the current market value of one Common Share. For purposes of this Section 14(b), the current Market Value of a Common Share shall be the closing price of a Common Share (as determined pursuant to the second and third sentences of the definition of Market Value contained in Section 1) for the Trading Day immediately prior to the date of such exercise.

     (c) The holder of Rights by the acceptance of the Rights expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right.

SECTION 15.  RIGHTS OF ACTION

     (a) All rights of action in respect of this Rights Agreement are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares), and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares) may, in his or her own behalf and for his or her own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his or her right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in the Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach in this Rights Agreement and shall be entitled to specific performance of the obligations of any Person under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Rights Agreement.

     (b) Any holder of Rights who prevails in an action to enforce the provisions of this Rights Agreement shall be entitled to recover the reasonable costs and expenses, including attorneys, fees, incurred in such action.

SECTION 16.  TRANSFER AND OWNERSHIP OF RIGHTS AND RIGHT CERTIFICATES

     (a) Prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares.

     (b) After the Distribution Date the Right Certificates will be transferable, subject to Section 7(e), only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer.

     (c) The Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated certificate for Common Shares made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

SECTION 17.  RIGHT CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER

     No holder, as such, of any Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Common Shares or of any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby.

SECTION 18.  CONCERNING THE RIGHTS AGENT

     (a) The Company agrees to pay to the Rights Agent reasonable and customary compensation for all services rendered by it under this Rights Agreement and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in administering and executing this Rights Agreement and exercising and performing its duties under this Rights Agreement.

     (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Rights Agreement in reliance on any Right Certificate or certificate for the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

SECTION 19.  MERGER OR CONSOLIDATION OR CHANGE OF RIGHTS AGENT

     (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Rights Agreement, provided, however, that such corporation would be ineligible for appointment as a successor Rights Agent under the provisions of Section 21. In case, at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificate so countersigned; and, in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent,- and, in all such cases, such Rights Certificates shall have the full force provided in the Rights Certificates and in this Rights Agreement.

     (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and, in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and, in all such cases, such Rights Certificates shall have the full force provided in the Rights Certificates and in this Rights Agreement.

SECTION 20.  DUTIES OF RIGHTS AGENT

     The Rights Agent undertakes the duties and obligations imposed by this Rights Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates (or, prior to the Distribution Date, of the Common Shares), by their acceptance thereof, shall be bound:

     (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken, suffered or omitted by it in good faith and in accordance with such opinion.

     (b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person) be proved or established by the Company prior to taking, refraining from taking or suffering any action under this Rights Agreement, such fact or matter (unless other evidence in respect thereof be specifically prescribed in this Rights Agreement) may be deemed to be conclusively proved and established by a certificate signed by the Chairman and Chief Executive Officer and the Secretary of the Company and delivered to the Rights Agent, and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Rights Agreement in reliance upon such certificate.

     (c) The Rights Agent shall be liable under this Rights Agreement only for its own negligence, bad faith or willful misconduct.

     (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Rights Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution of this Rights Agreement by the Rights Agent) or in respect of the validity or executions of any Rights Certificates (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act under this Rights Agreement be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares or other such securities to be issued pursuant to this Rights Agreement or any Rights Certificate or as to whether any Common Shares or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

     (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performance by the Rights Agent of the provisions of this Rights Agreement.

     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties under this Rights Agreement from any one of the Chief Executive Officer, the Chief Financial Officer, the Secretary or the Treasurer of the Company in connection with its duties., and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with the instructions of any such officer.
Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

     (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

     (j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

SECTION 21.  CHANGE OF RIGHTS AGENT

     The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30 days, notice in writing mailed to the Company and to each transfer agent of the Common Shares by registered or certified mail, and to the holders of the Rights Certificates (or, prior to the Distribution Date, of the Common Shares) by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days, notice in writing mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares by registered or certified mail, and to the holders of the Rights Certificates (or, prior to the Distribution Date, of the Common Shares) by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (or, prior to the Distribution Date, of the Common Shares) (who shall, with such notice, submit his or her Rights Certificate or, prior to the Distribution Date, the certificate representing his or her Distribution Date, for inspection by the Company), then the registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Shares) may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation in good standing organized and doing business under the laws of the United States, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it has been originally named as Rights Agent without further act or deed; provided, however, that the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it under this Rights Agreement, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer of the Common Shares and mail a notice thereof in writing to the registered holders of the Rights Certificates (or,'prior to the Distribution Date, of the Common Shares). Failure to give any notice provided for in this
Section 21, however, or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

SECTION 22.  ISSUANCE OF ADDITIONAL RIGHTS AND RIGHT CERTIFICATES

     Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change made in accordance with the provisions of this Rights Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earlier of the Redemption Date and the Expiration Date, the Company (a) shall issue, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversions or exchange of securities, notes or debentures issued by the Company, and (b) may issue, in any other case, if deemed necessary or appropriate by the Company's Board of Directors, Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and
(ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

SECTION 23.  REDEMPTION AND TERMINATION

     (a) The Company's Board of Directors may, at its option, at any time prior to the earlier of (i) the Distribution Date, and (ii) the Expiration Date, order the redemption of all, but not fewer than all, the then-outstanding Rights at the Redemption Price (the date of such redemption being the "Redemption Date"), and the Company, at its option, may pay the Redemption Price either in cash or Common Shares or other securities of the Company deemed by the Company's Board of Directors, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price; provided, however, that in addition to any other limitation contained in this Rights Agreement on the right to redeem outstanding Rights (including the occurrence of any event or the expiration of any period after which the Rights may no longer be redeemed), for the 120-day period after any date of a change (resulting from a proxy, or consent solicitation) in the Company's Board of Directors which results in Continuing Directors ceasing to constitute a majority of the Board of Directors, the Rights may only be redeemed if the Company's Board of Directors, with the concurrence of a majority of the Continuing Directors then in office, determines that such redemption is, in its judgment, in the best interests of the Company and its shareholders provided that, for purposes of this Section 23, the Person or Group of Persons conducting such proxy or consent solicitation, shall be deemed an Acquiring Person.

     (b) Immediately upon the action of the Company's Board of Directors ordering the redemption of the Rights in accordance with Section 23(a), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within 10 Business Days after the action of the Company's Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then-outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Each such notice or redemption will state the method by which payment of the Redemption Price will be made. The notice, if mailed in the manner provided in this Rights Agreement, shall be conclusively presumed to have been duly given, whether or not the holder of Rights receives such notice. In any case, failure to give such notice by mail, or any defect in the notice, to any particular holder of Rights shall not affect the sufficiency of the notice to other holders of Rights.

SECTION 24.  NOTICES

     Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares) to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address in filed in writing with the Rights Agent) as follows:

                    GB Foods Corporation
                    1100 Newport Center Drive
                    Suite 200
                    Newport Beach, California  92660

                    Attention:  Corporate Secretary

Subject to the provisions of Section 21, notices or demands authorized by this Rights Agreement to be given or made by the Company or by the holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares) to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:


                    American Securities Transfer Incorporated
                    1825 Lawrence Street
                    Suite 444
                    Denver, Colorado  80202

Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to any holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at such holder's address as shown on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares.

SECTION 25.     SUPPLEMENTS AND AMENDMENTS

At any time prior to the Distribution Date and subject to the last sentence of this Section 25, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement (including, without limitation, the date on which the Distribution Date shall occur, the time during which the Rights may be redeemed pursuant to Section 23) without the approval of any holder of the Rights. From and after the Distribution Date and subject to applicable law, the Company may, and the Rights Agent shall if the Company so directs, amend this Rights Agreement without the approval of any holder of Right Certificates to (a) cure any ambiguity or correct or supplement any provision contained in this Rights Agreement that may be defective or inconsistent with any other provision of this Rights Agreement, (b) shorten or lengthen any time period, or (c) make any other provisions in regard to matters or questions arising under this Rights Agreement that the Company may deem necessary or desirable and that shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Any supplement or amendment adopted during any period after any Person has become an Acquiring Person but prior to the Distribution Date shall be null and void unless such supplement or amendment could have been adopted under the prior sentence from and after the Distribution Date. Any supplement or amendment to this Rights Agreement duly approved by the Company shall become effective immediately upon execution of the Company, whether or not also executed by the Rights Agent. Notwithstanding anything contained in this Rights Agreement to the contrary (i) during the 120-day period after any date of a change (resulting from a proxy or consent solicitation) in the Company's Board of Directors which results in Continuing Directors constituting less than a majority of the Board of Directors, this Rights Agreement may be supplemented or amended only if the Company's Board of Directors, with the concurrence of a majority of the Continuing Directors then in office, determines that such supplement or amendment is, in its judgment, in the best interests of the Company and its shareholders and, after the Distribution Date, the holders of the Rights, provided that, for purposes of this Section 25, the Person or Persons conducting such proxy or consent solicitation, shall be deemed an Acquiring Person, and (ii) at any time after the time a Person becomes an Acquiring Person, (x) this Agreement may be supplemented or amended only if the Board of Directors, with the concurrence of a majority of the Continuing Directors then in office, determines that such supplement or amendment is, in their judgment, in the best interests of the Company and its shareholders, and (y) no supplement or amendment shall be made that decreases the Redemption Price, shortens the Expiration Date, increases the initial Purchase Price or decreases the number of Common Shares for which a Right is initially exercisable. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares. In addition, notwithstanding anything to the contrary contained in this Rights Agreement, no supplement or amendment to this Rights Agreement shall be made that (x) provides for an earlier Expiration Date, or (y) changes the last two sentences in the definition of Acquiring Person contained in Section 1.

SECTION 26.  SUCCESSORS

     All the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns under this Rights Agreement.

SECTION 27. BENEFITS OF THIS RIGHTS AGREEMENT; DETERMINATIONS AND ACTIONS BY THE COMPANY'S BOARD OF DIRECTORS

     (a) Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, of the Common Shares) any legal or equitable right, remedy or claim under this Rights Agreement; provided, however, that this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holder of the Right Certificates (and, prior to the Distribution Date, of the Common Shares).

     (b) Except as explicitly otherwise provided in this Rights Agreement, the Company's Board of Directors shall have the exclusive power and authority to administer this Rights Agreement and to exercise all rights and powers specifically granted to the Company's Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Rights Agreement, including, without limitation, the right and power to U) interpret the provisions of this Rights Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Rights Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend this Rights Agreement and a determination of whether there is an Acquiring Person).

SECTION 28.  SEVERABILITY; CONFLICT WITH OTHER AGREEMENTS

     If any term, provision, covenant or restriction of this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

SECTION 29.  GOVERNING LAW

     This Rights Agreement and each Right Certificate issued under this Rights Agreement shall be deemed to be a contract made under the laws of the state of Delaware and for all purposes shall be governed by and construed in accordance with the law of Delaware applicable to contract to be made and performed entirely within Delaware.

SECTION 30.  DESCRIPTIVE HEADINGS

     Descriptive headings of the several sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Rights Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed as of the day and year first above written.

     AMERICAN SECURITIES TRANSFER      GB FOODS CORPORATION
     INCORPORATED


     By                                By
         -------------------------        -----------------------------
     Its                                  William M. Theisen, President
         -------------------------

                                   Exhibit A
                                   ---------

                           Form of Right Certificate

Certificate No. R-
                  --------

     NOT EXERCISABLE AFTER JULY 9, 2006 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.


                               Right Certificate

                             GB FOODS CORPORATION

     This certifies that                                 or registered assigns,
                        ---------------------------------
is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of July 9, 1996, as the same may be amended from time to time (the "Rights Agreement"), between GB Foods Corporation, a Delaware corporation (the "Company"), and American Securities Transfer Incorporated, as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., Los Angeles, California time, on July 9, 2006 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, a fully paid non-assessable share of Common Stock, par value $.08 per share (the "Common Shares"), of the Company, at a purchase price of $29.00 per one share of Common Stock (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of Common Shares which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of July 9, 1996, based on the Common Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of Common Shares (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

     This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the
                              ---------
Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.001 per Right or (ii) may be exchanged in whole or in part for Common Shares.

     No fractions of Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Common Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and
its corporate seal.  Dated as of             , 199 .
                                ---------  --     -
GB FOODS CORPORATION


ATTEST:
By:
   ---------------------------
[Title]

- ------------------------------
[Title]

Countersigned:


- ------------------------------


By
  ----------------------------
[Title]

                   Form of Reverse Side of Right Certificate

                              FORM OF ASSIGNMENT
                              ------------------

                  (To be executed by the registered holder if
            such holder desires to transfer the Right Certificate)

     FOR VALUE RECEIVED                     hereby sells, assigns and transfers
                        -------------------
unto
     --------------------------------------------------------------------------
                 (Please print name and address of transferee)

Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint

- ----------------------------------- Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:
       --------------


       --------------------------
       Signature


Signature Guaranteed:


     Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

 ................................................................................
                                 (To be completed)

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


       ---------------------------
       Signature

                         FORM OF ELECTION TO PURCHASE
                         ----------------------------

                                   (To be executed if holder desires to exercise Rights represented by the Rights Certificate)

To GB Foods Corporation:

     The undersigned hereby irrevocably elects to exercise         Rights
                                                          ---------
represented by this Right Certificate to purchase the shares of Common Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other
                                              ---------
securities) be issued in the name of:

- -------------------------------------------------------------------------------
                        (Please print name and address)

- -------------------------------------------------------------------------------

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

- -------------------------------------------------------------------------------
                        (Please print name and address)

- -------------------------------------------------------------------------------

Dated:
      --------------------

      ---------------------------------------
      Signature
       (Signature must conform to holder specified on Right Certificate)

Signature Guaranteed:

     Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

- ------------------------------------------------------------------------------
                                 (To be completed)

     The undersigned certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


     ------------------------------------
     Signature

- -------------------------------------------------------------------------------


                                 NOTICE
                                 ------

     The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

                                   Exhibit B
                                   ---------

     UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

                         SUMMARY OF RIGHTS TO PURCHASE
                         SHARES OF PREFERRED STOCK OF
                                   ---------
                             GB FOODS CORPORATION

     On July 9, 1996, the Board of Directors of GB Foods Corporation (the "Company") declared a dividend of one common share purchase right (a "Right") for each outstanding share of common stock, par value $.08 per share, of the
Company (the "Common Shares").  The dividend is payable on                   ,
                                                           -----------------
1996 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one share of Common Stock, at a price of $29.00 per share of Common Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of July 9, 1996, as the same may be amended from time to time (the "Rights Agreement"), between the Company and American Securities Transfer Incorporated, as Rights Agent (the "Rights Agent").

     Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with a copy of this Summary of Rights. An "Acquiring Person" shall not include the Company, its employee benefit plans, or, subject to certain conditions, William M. Theisen and his related persons and entities and a current holder of warrants, options or rights to purchase 1,000,000 or more Common Shares.

     The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuances of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on July 9, 2006 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

     The Purchase Price payable, and the number of Common Shares or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Stock at a price, or securities convertible into Common Stock with a conversion price, less than the then-current market price of the Common Stock or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

     Common Shares purchasable upon exercise of the Rights will not be redeemable.

     In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right at the then-current exercise price of the Right, that number of Common Shares having a market value of two times the exercise price of the Right.

     In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction has a market value of two times the exercise price of the Right.

     At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, for Common Shares, at an exchange ratio of one Common Share, equivalent in value thereto, per Right.

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Common Shares will be issued, and in lieu thereof an adjustment in cash will be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

     At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     For so long as the Rights are then redeemable, the Company may, except with respect to the redemption price, amend the Rights in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the redemption price, amend the Rights in any manner that does not adversely affect the interests of holders of the Rights.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.